Exhibit 10.2

Execution Version

AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated and effective as of April 1, 2021 (the “Effective Date”), is entered into by and among:

(a) CMC Receivables, Inc., a Delaware corporation (the “Seller”),

(b) Commercial Metals Company, a Delaware corporation (“CMC” or the “Servicer”),

(c) Wells Fargo Bank, N.A., a national banking association (“WFB” or a “Committed Purchaser”),

(d) Coöperatieve Rabobank U.A. (“Rabobank” or a “Committed Purchaser”),

(e) Nieuw Amsterdam Receivables Corporation B.V. (“Nieuw Amsterdam” or a “Conduit Purchaser” and, together with the Committed Purchasers, the “Purchasers”),

(f) Rabobank in its capacity as administrator of the Funding Group (in such capacity, together with its successor and assigns in such capacity, the “Nieuw Amsterdam Administrator”), and

(g) WFB in its capacity as administrative agent for the Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

Preliminary Statements

The parties hereto desire to amend that certain Receivables Purchase Agreement, dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Receivables Purchase Agreement”), on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Receivables Purchase Agreement.

2. Amendment. On the terms and subject to the conditions set forth herein, the Receivables Purchase Agreement is hereby amended to reduce Rabobank’s Commitment to $0 and to remove Rabobank, individually and as Nieuw Amsterdam Administrator, and Nieuw Amsterdam as parties thereto.

3. Effect of Amendment. This Amendment shall not constitute a novation of the Receivables Purchase Agreement but shall constitute an amendment thereto to the extent set forth herein. From and after the effectiveness of each of the amendments set forth in Section 2 above, each reference in the Receivables Purchase Agreement to the “Receivables Purchase Agreement”, “this Agreement”, “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended by such Section, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivable Purchase Agreement as amended by such Section.

4. Representations and Warranties. In order to induce the Administrative Agent, the Nieuw Amsterdam Administrator and the Purchasers to enter into this Amendment, each of the Seller and the Servicer hereby represents and warrants that (i) its execution and delivery of this Amendment is within its corporate powers and authority and has been duly authorized by all necessary corporate action on its part, (ii) this Amendment has been duly executed and delivered by it, (iii) each of its representations and warranties set forth in Article III of the Receivables Purchase Agreement is true and correct on and as of the Effective Date as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case each of such representations and warranties remains true and correct in all material respects as of such earlier date, and (iv) no Investment Excess exists on and as of the Effective Date.

5. Conditions Precedent. Effectiveness of the amendment set forth in Section 2 hereof is subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

(a) (i) Receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and (ii) issuance by the Nieuw Amsterdam Administrator of an invoice for, and receipt by it of payment in full of, all unpaid reimbursable expenses and Fees, accrued through the date hereof under the Receivables Purchase Agreement or the Fee Letter.

(b) Each of the representations and warranties set forth in Section 4 of this Amendment shall be true and correct as of the Effective Date.

6. Miscellaneous.

6.1. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

6.2. Integration; Binding Effect. This Amendment and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior or contemporaneous oral or written understandings. There are no unwritten oral agreements between the parties hereto with respect to the transactions contemplated by this Agreement and the other Transaction Documents. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

6.3. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this

Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.4. Reaffirmation. Except as expressly modified herby, the Receivables Purchase Agreement is hereby ratified and remains unaltered and in full force and effect.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the Effective Date.

CMC RECEIVABLES, INC., AS SELLER

By:	/s/ Matthew McClellan
Name:	Matthew McClellan
Title:	Vice President

COMMERCIAL METALS COMPANY, AS THE SERVICER

By:	/s/ Matthew McClellan
Name:	Matthew McClellan
Title:	Treasurer

WELLS FARGO BANK, N.A., AS A COMMITTED PURCHASER AND AS ADMINISTRATIVE AGENT

By:	/s/ Michaela Rankins
Name:	Michaela Rankins
Title:	Assistant Vice President

COÖPERATIEVE RABOBANK U.A., AS A COMMITTED PURCHASER AND AS NIEUW AMSTERDAM ADMINISTRATOR

By:	/s/ Katherine Bouton
Name:	Katherine Bouton
Title:	Vice President

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Managing Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., AS A CONDUIT PURCHASER

By:	/s/ Sytse van Ulsen
Name:	Sytse van Ulsen
Title:	Proxyholder

Intertrust Management B.V.
Director

By:	/s/ Peter van der Linden
Name:	Peter van der Linden
Title:	Proxyholder

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